M O R T G A G E




                       TWENTY-SIXTH SUPPLEMENTAL INDENTURE



                             MIDDLESEX WATER COMPANY


                                       TO



                            FIRST UNION NATIONAL BANK
                                     Trustee




                          Dated as of October 15, 1999



                                                     Record and Return to:

                                                     Peter D. Hutcheon, Esq.
                                                     Norris, McLaughlin & Marcus
                                                     721 Route 202/206
                                                     P.O. Box 1018
                                                     Somerville, NJ  08876
                                                     (908) 722-0700



Prepared By:________________________
            Peter D. Hutcheon, Esq.

                  THIS TWENTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of the Fifteenth day of October 1999, between MIDDLESEX WATER COMPANY, a corporation organized and existing under the laws of the State of New Jersey, having its principal office in the Township of Iselin, New Jersey (herein called the "Water Company"), and FIRST UNION NATIONAL BANK, (as successor to Meridian Bank, the successor to United Counties Trust Company in turn the successor to the Union County Trust Company), a corporation organized and existing under the laws of the United States, having its principal New Jersey corporate trust office in the Town of Morristown, New Jersey, as Trustee under the Indenture of Mortgage hereinafter mentioned (herein called the "Trustee"):

                  WHEREAS, on April 1, 1927, Water Company executed and delivered to the Trustee an Indenture of Mortgage (herein called the "Mortgage") to secure its First and Refunding Mortgage Gold Bonds, Series A, 5-1/2%, which bonds have since been redeemed by Water Company, and which Mortgage provides that bonds of other series may be issued under and pursuant to an indenture supplemental thereto; and

                  WHEREAS, on May 14, 1935, Water Company executed and delivered to the Trustee a Supplemental Indenture to secure its First and Refunding
Mortgage Bonds, Series B, 4-1/2%, which Supplemental Indenture, prior to the execution and delivery hereof, was satisfied and discharged of record, no bonds having been issued thereunder; and

                  WHEREAS, as of October 1, 1939, Water Company executed and delivered to the Trustee a Second Supplemental Indenture of Mortgage (herein called the "Second Supplemental Indenture") to secure its First and Refunding Mortgage 3-3/4% Bonds, Series C (herein called the "Series C Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

                  WHEREAS, as of April 1, 1946, Water Company executed and delivered to the Trustee a Third Supplemental Indenture of Mortgage (herein called the "Third Supplemental Indenture") to secure its First and Refunding Mortgage 3% Bonds, Series D (herein called the "Series D Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

                  WHEREAS, as of April 1, 1949, Water Company executed and delivered to the Trustee a Fourth Supplemental Indenture of Mortgage (herein called the "Fourth Supplemental Indenture") to secure its First Mortgage 3-1/2% Bonds, Series E (herein called the "Series E Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

             WHEREAS, as of February 1, 1955, Water Company executed and delivered to the Trustee a Fifth Supplemental Indenture of Mortgage (herein called the "Fifth Supplemental Indenture") to secure its First Mortgage 3-5/8% Bonds, Series F (herein called the "Series F Bonds"), which bonds were paid at maturity by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of December 1, 1959, Water Company executed and delivered to the Trustee a Sixth Supplemental Indenture of Mortgage (herein called the "Sixth Supplemental Indenture") to secure its First Mortgage 5-3/4% Bonds, Series G (herein called the "Series G Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of January 15, 1963, Water Company executed and delivered to the Trustee a Seventh Supplemental Indenture of Mortgage (herein called the "Seventh Supplemental Indenture") to secure its First Mortgage 4-1/2% Bonds, Series H (herein called the "Series H Bonds"), which bonds were paid at maturity by Water Company and otherwise supplementing the Mortgage; and

                  WHEREAS, as of July 1, 1964, Water Company executed and delivered to the Trustee, an Eighth Supplemental Indenture of Mortgage (herein called the "Eighth Supplemental Indenture") to secure its First Mortgage 4 3/4% Bonds, Series I (herein called the "Series I Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of June 1, 1965, Water Company executed and delivered to the Trustee a Ninth Supplemental Indenture of Mortgage (herein called the "Ninth Supplemental Indenture") to secure its First Mortgage 4-3/4% Bonds, Series J (herein called the "Series J Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of February 1, 1968, Water Company executed and delivered to the Trustee a Tenth Supplemental Indenture of Mortgage (herein called the "Tenth Supplemental Indenture") to secure its First Mortgage 6-3/4% Bonds, Series K (herein called the "Series K Bonds"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of December 1, 1968, Water Company executed and delivered to the Trustee an Eleventh Supplemental Indenture of Mortgage (herein called the "Eleventh Supplemental Indenture") to secure its First Mortgage 6-7/8% Bonds, Series L (herein called the "Series L Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of December 1, 1970, Water Company executed and delivered to the Trustee a Twelfth Supplemental Indenture of Mortgage (herein called the "Twelfth Supplemental Indenture") to secure its First Mortgage 10% Bonds, Series M (herein called the "Series M Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of December 1, 1972, Water Company executed and delivered to the Trustee a Thirteenth Supplemental Indenture of Mortgage (herein called the "Thirteenth Supplemental Indenture") to secure its First Mortgage 8-1/8% Bonds, Series N (herein called the "Series N Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of April 1, 1979, Water Company executed and delivered to the Trustee a Fourteenth Supplemental Indenture of Mortgage (herein called the "Fourteenth Supplemental Indenture") to secure its First Mortgage 7% Bonds, Series 0 (herein called the "Series 0 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of April 1, 1983, Water Company executed and delivered to the Trustee a Fifteenth Supplemental Indenture of Mortgage (herein called the "Fifteenth Supplemental Indenture") to secure its First Mortgage 10-1/2% Bonds, Series P (herein called the "Series P Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of August 1, 1988, Water Company executed and delivered to the Trustee a Sixteenth Supplemental Indenture of Mortgage (herein called the "Sixteenth Supplemental Indenture") to secure its First Mortgage 8% Bonds, Series Q (herein called the "Series Q Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

                  WHEREAS, as of June 15, 1991, Water Company executed and delivered to the Trustee a Seventeenth Supplemental Indenture of Mortgage (herein called the "Seventeenth Supplemental Indenture") to secure its First Mortgage 7.25% Bonds, Series R (herein called the "Series R Bonds") and otherwise supplementing the Mortgage; and

                  WHEREAS, as of March 1, 1993, Water Company executed and delivered to the Trustee a Supplementary Indenture of Mortgage to the Fifteenth Supplemental Indenture of Mortgage (herein called the "Supplementary Indenture to the Fifteenth Supplemental Indenture") to secure its First Mortgage 2 7/8%, Series P-1 (herein called the "Series P-1 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage.

                  WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee an Eighteenth Supplemental Indenture of Mortgage (herein called the "Eighteenth Supplemental Indenture") to secure its First Mortgage 5.20% Bonds, Series S (herein called the "Series S Bonds"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee a Nineteenth Supplemental Indenture of Mortgage (herein called the "Nineteenth Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series T (herein called the "Series T Bonds"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twentieth Supplemental Indenture of Mortgage (herein called the "Twentieth Supplemental Indenture") to secure its First Mortgage 6.4% Bonds, Series U (herein called the "Series U Bonds"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twenty-First Supplemental Indenture of Mortgage (herein called the "Twenty-First Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series V (herein called the "Series V Bonds"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of March 1, 1998, Water Company executed and delivered to Trustee a Twenty-Second Supplemental Indenture of Mortgage (herein called the "Twenty-Second Supplemental Indenture") to secure its First Mortgage 5.35% Bonds, Series W (herein called the "Series W Bonds"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of October 15, 1998, Water Company executed and delivered to Trustee a Twenty-Third Supplemental Indenture of Mortgage (herein called the "Twenty-Third Supplemental Indenture") to secure its First Mortgage 0% Bond, Series X (herein called the "Series X Bond"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of October 15, 1998, Water Company executed and delivered to Trustee a Twenty-Fourth Supplemental Indenture of Mortgage (herein called the "Twenty-Fourth Supplemental Indenture") to secure its First Mortgage Scheduled Interest Rate Bond, Series Y (herein called the "Series Y Bond"), and otherwise supplementing the Mortgage; and

                  WHEREAS, as of October 15,1999, Water Company executed and delivered to Trustee a Twenty-Fifth Supplemental Indenture of Mortgage (herein called the "Twenty-Fifth Supplemental Indenture") to secure its First Mortgage 0% Bond, Series Z (herein called the "Series Z Bond"), and otherwise supplementing the Mortgage; and

                  WHEREAS,  Water Company deems it necessary to borrow money and to  issue  its  bonds  therefor,  to be  secured  by the  Mortgage,  the  Second
Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the
Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures and by this Twenty-Sixth Supplemental Indenture;

                  WHEREAS, Water Company desires to authorize and create a series of bonds under which a single bond shall be issued limited to an aggregate principal amount of $2,350,000.00 designated Series AA and to be known as its "First Mortgage Scheduled Interest Rates Bonds, Series AA" (herein called the "Series AA Bond"), it being the intention of the parties that the Series AA Bond shall, together with all other Bonds issued under the Mortgage and all indentures supplemental thereto, be entitled to priority over all other obligations of the Water Company and shall be secured by a prior first lien on all the mortgaged property, subject only to the prior liens specifically permitted under the Mortgage or under any indenture supplemental thereto; and

                  WHEREAS, Water Company desires that the Series AA Bond shall be issued to fund payment of the principal of $2,350,000.00, the amount of the Loan borrowed from the New Jersey Environmental Infrastructure Trust (the "Trust") under the Loan Agreement dated as of November 1, 1999 (the "Loan Agreement") by and between the Trust and the Water Company, or such lesser amount as shall be determined in accordance with Section 3.01 of the Loan Agreement, plus any other amounts due and owing under the Loan Agreement at the time and in the amounts as provided therein, which principal amount is to be applied for the cleaning and lining of certain pipes and mains which are utilized by Water Company for the furnishing of water in its New Jersey service area; and

                  WHEREAS, the Trust requires as a condition of making the loan documented by the Loan Agreement, that a single Series AA Bond be issued to the Trust, that such Bond evidence the payment obligations of the Water Company under Section 3.03(a) of the Loan Agreement, that payments under the Series AA Bond be made to the Loan Servicer (as defined in the Loan Agreement) for the account of the Trust, that the Series AA Bond be subject to assignment or transfer in accordance with the terms of the Loan Agreement, that all of the terms, conditions and provisions of the Loan Agreement be expressly incorporated by reference into the Series AA Bond, that the obligations of the Water Company under the Series AA Bond shall be absolute and unconditional, without any defense or right of set-off, counterclaim or recoupment by reason of default by the Trust under the Loan Agreement or under any other agreement between the Water Company and the Trust or out of any indebtedness or liability at any time owing to the Water Company or for any other reason, that the Series AA Bond be subject to optional prepayment under the terms and conditions and in the amounts provided in Section 3.07 of the Loan Agreement, and that the Series AA Bond may be subject to acceleration under the terms and conditions and in the amounts, provided in Section 5.03 of the Loan Agreement; and

                  WHEREAS,   Water   Company   represents   that  all  acts  and
proceedings required by law and by the Charter and By-Laws of Water Company, and by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures (to the extent applicable) necessary to make the Series AA Bond, when executed by Water Company, authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of Water Company and to constitute this
Twenty-Sixth Supplemental Indenture a valid and binding supplement to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, Twenty-Second, Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures in accordance with its and their terms, for the security of all bonds issued and which may hereafter be issued pursuant to the Mortgage and all indentures supplemental thereto, have been done and performed; and the execution and delivery of this Twenty-Sixth Supplemental Indenture have been in all respects duly authorized;

                  NOW  THEREFORE,  THIS  INDENTURE  WITNESSETH,  that for and in consideration of the premises, and of the sum of One Dollar ($1.00), lawful money of the United States of America, by each of the parties paid to the other, at or before the delivery hereof, and for other valuable consideration, the receipt  and  sufficiency  whereof is hereby  acknowledged,  Water  Company  has executed and delivered this Twenty-Sixth Supplemental Indenture, and has granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, enfeoff, convey and confirm, unto to the Trustee, its successors and assigns forever, all real property of Water Company, together with all appurtenances and contracts, rights, privileges, permits and franchises used or useful in connection with the business of the Water Company as a water company or as a water utility or used directly for the purpose of supplying water, granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed unto the Trustee by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures, or intended to be (including without limitation all such property acquired by Water Company since October 15, 1999, and all such property which Water Company may hereafter acquire), subject, however, to Permissible Encumbrances, and excepting all Property heretofore released from the lien of the Mortgage and the indentures supplemental thereto, and excepting all property of Water Company which is not used or useful in connection with its business as a water company or as a water utility as well as all personal property (both tangible and intangible) as to which a security interest may not be perfected by a filing under the Uniform Commercial Code as in effect in the State of New Jersey;

                  TO HAVE AND TO HOLD all and singular the above granted property, unto the Trustee, its successors and assigns forever, IN TRUST, nevertheless, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold any bonds which have been or may be issued under the Mortgage or any indenture supplemental thereto, without any discrimination, preference or priority of any one bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as otherwise in the Mortgage or in any indenture supplemental thereto provided; and in trust for enforcing the payment of the principal of and the interest on such bonds, according to the tenor, purport and effect of the bonds and of the Mortgage and all indentures supplemental thereto and for enforcing the terms, provisions, covenants and stipulations therein and in the bonds set forth; and upon the trust, uses and purposes and subject to the covenants, agreements and conditions set forth and declared in the Mortgage as modified, amended and supplemented by all indentures supplemental thereto;

                  AND the parties do hereby covenant and agree that the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First, the Twenty-Second, Twenty-Third, the Twenty-Fourth and Twenty-Fifth Supplemental Indentures be and hereby are supplemented as hereinafter provided, and that the above granted property is to be held and applied subject to the covenants, conditions, uses and trusts set forth in the Mortgage, as modified, amended and supplemented by such Supplemental Indentures and this Twenty-Sixth Supplemental Indenture; and Water Company for itself and its successors does hereby covenant and agree to and with the Trustee, and its successors in said trust, for the equal benefit of all present and future holders and registered owners of the bonds issued under the Mortgage and all indentures supplemental thereto, as follows:

                                    ARTICLE I

             First Mortgage Scheduled Interest Rates Bond, Series AA

                  Section 1. Water Company hereby creates a series of bonds to be issued under and secured by the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and Twenty-Fifth Supplemental Indentures and by this Twenty-Sixth Supplemental Indenture, and to be designated as, and to be distinguished from the bonds of all other series by the title, "First Mortgage Scheduled Interest Rates Bond, Series AA". The Series AA Bond shall be issued only as a single registered bond without coupons in the principal amount of the Loan under the Loan Agreement; shall be dated as of November 1, 1999; and shall be issued in non-negotiable form to the Trust. The Series AA Bond shall bear interest from the date of issuance of the Series AA Bond, computed on the basis of a 360-day year composed of twelve 30-day months until the obligations of the Water Company with respect to the payment of principal shall be discharged, in the dollar amount set forth for each respective payment period under the column heading "Interest" in Exhibit A-2 to the Loan Agreement, shall be payable as set forth below, shall state that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented as provided in the Mortgage as heretofore supplemented; shall mature on September 15, 2019, and shall be earlier redeemable (i) under the terms and conditions and in the amounts provided in Section 3.07 of the Loan Agreement at the option of the Water Company with, to the extent required by the July 28,1998 Order (Docket No. WF99050343) of the Board of Public Utilities of the State of New Jersey ("BPU") and/or required by then applicable law and regulations, the prior approval of the BPU, (ii) as, when and to the extent mandated pursuant to subsection B of Section 4 of Article VIII of the Second Supplemental Indenture; and shall be subject to, entitled to the benefit of, and expressly incorporate by reference, all of the terms, conditions and provisions of the Loan Agreement.

         The Series AA Bond shall evidence the obligation to pay to the order of the Trust the principal amount of the Loan (as defined in the Loan Agreement) made by the Trust under the Loan Agreement which shall be $2,350,000.00 or such lesser amount as determined in accordance with Section 3.01 of the Loan Agreement, at the times and in the amounts determined as provided in the Loan Agreement, plus any other amounts due and owing under the Loan Agreement at the times and in the amounts as provided therein. The obligations of the Water Company to make payments under the Series AA Bond are absolute and unconditional, without any defense or right of set-off, counterclaim or recoupment by reason of any default by the Trust under the Loan Agreement or under any other agreement between the Water Company and the Trust or out of any indebtedness or liability at any time owing to the Water Company by the Trust or for any other reason. The Series AA Bond is subject to assignment or transfer in accordance with the terms of the Loan Agreement. The Series AA Bond is subject to acceleration under the terms and conditions, and in the amounts, provided in
Section 5.03 of the Loan Agreement. Payments under the Series AA Bond shall, except as otherwise provided in the Loan Agreement, be made directly to the Loan Servicer (as defined in the Loan Agreement), for the account of the Trust.

         In addition to any other default provided for under the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth, Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First, the Twenty-Second, the Twenty-Third, Twenty-Fourth and Twenty-Fifth Supplemental Indentures, it shall be a default under this Twenty-Sixth Supplemental Indenture if payment of any of the principal or of the Interest on the Loan constituting the Interest Portion, the Administrative Fee and any late charges incurred under the Loan Agreement (as such terms are defined in the Loan Agreement) is not made when the same shall become due and payable in installments, at maturity, upon redemption or otherwise.

                  Section 2. Disbursements of the proceeds of the loan from the Trust under the Loan Agreement evidenced by the Series AA Bond shall be made by the Trust to the Water Company upon receipt by the Trust of requisitions from the Water Company executed and delivered in accordance with the requirements set forth in Section 3.02 of the Loan Agreement.

                  Section 3. The Series AA Bond and the certificate of authentication of the Trustee to be executed thereon shall be substantially in the form prescribed for registered bonds without coupons in the Second Supplemental Indenture (except that there may be deleted therefrom all references to the issuance of coupon bonds in exchange therefor); shall be in the form attached to this Twenty-Sixth Supplemental Indenture as Exhibit A; and shall contain appropriate references to this Twenty-Sixth Supplemental Indenture in addition to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the
Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and Twenty-Fifth Supplemental Indentures and appropriate changes with respect to the aggregate principal amount, interest rate, redemption dates and provisions, and maturity date of the Series AA Bond, and with appropriate reference to the provision of the Fourth Supplemental Indenture that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented only as provided in the Mortgage and except that the Series AA Bond shall not contain any references to a sinking fund.

                  Section 4. Subject to the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third and the Twenty-Fourth Supplemental Indentures, forthwith upon the execution and delivery of this Twenty-Sixth Supplemental Indenture, or from time to time thereafter, Series AA Bond in an aggregate principal amount of $2,350,000.00 may be executed by Water Company and delivered to the Trustee for authentication and shall thereupon be authenticated and delivered by the Trustee upon the written order of Water Company, signed by its President or a Vice President and its Treasurer or Assistant Treasurer, in such denominations and registered in such name or names as may be specified in such written order.

                  Section 5. Sections 4(A)(iii) and (iv) of Article VIII of the Second Supplemental Indenture shall not be available to the Water Company with respect to the Series AA Bond. The Water Company shall issue its written order under Section 4(a)(i) or (ii), as the case may be, reasonably promptly after receipt by the Trustee of proceeds of sale, eminent domain or insurance (not otherwise to be paid directly to the Company under the Mortgage as supplemented by the Supplemental Indentures including this Twenty-Sixth Supplemental Indenture).

                                   ARTICLE II

                                  Miscellaneous

                  Section 1. The provisions of the Mortgage as modified, amended and supplemented by the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures, and as modified and extended by this Twenty-Sixth Supplemental Indenture are hereby reaffirmed. Except insofar as they are inconsistent with the provisions hereof, the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth,

Sixteenth  and  Seventeenth   Supplemental   Indentures  and  the  Supplementary
Indenture  to the  Fifteenth  Supplemental  Indenture  and the  Eighteenth,  the
Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures with respect to the Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series R, Series P-1, Series S, Series T, Series U, Series V, Series W, Series X, Series Y and Series Z Bonds shall apply to the Series AA Bond to the same extent as if they were set forth herein in full. Unless there is something in the subject or context repugnant to such construction, each reference in the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures to the Mortgage or any of such Supplemental Indentures shall be construed as also referring to this Twenty-Sixth Supplemental Indenture. The Mortgage and all indentures supplemental thereto may be modified, amended or supplemented by Water Company with prior notice by the Water Company to but without the consent of any of the bondholders to accomplish any more of the following:

                  (1) to cure any ambiguity, supply any omission, or cure or correct any defect or inconsistent provision in the Mortgage or any indenture supplemental thereto;

                  (2) to cure any ambiguity, supply any omission, or cure or correct any defect in any description of the Mortgaged Property, if such action is not adverse to the interests of the bondholder;

                  (3) to insert such provisions clarifying matters or questions arising under the Mortgage or any indenture supplemental thereto as are necessary or desirable and are not contrary to or inconsistent with the Mortgage or any indenture supplemental thereto as in effect; or

                  (4) to restate the Mortgage as supplemented by the Supplemental Indentures as a single integrated document which may add headings, an index and other provisions aiding the convenience of use.

The terms and provisions of the Series AA Bond shall not be amended by, and the Series AA Bond shall not be entitled to the benefit of any covenant, term or condition contained in any subsequent supplemental indenture without the express written concurrence of the Water Company.

                  Section 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity and sufficiency of this Twenty-Sixth Supplemental Indenture or the due execution hereof by Water Company or for the recitals contained herein, all of which recitals are made by Water Company solely.

                  Section 3. The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth,

Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, the Nineteenth, Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth and the Twenty-Fifth Supplemental Indentures and this Twenty-Sixth Supplemental Indenture set forth. The Trustee also hereby agrees to execute and deliver the Escrow Agreement (as defined in the Loan Agreement) and to appoint the Escrow Agent named therein as agent as set out therein.

                  Section 4. The Trustee hereby authorizes the Loan Servicer to accept payments made by Water Company of principal of the Series AA Bond for the account of the Trust.

                  Section 5. This Twenty-Sixth Supplemental Indenture has been executed simultaneously in several counterparts and all of said counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

                  Section 6. Although this Twenty-Sixth Supplemental Indenture, for convenience and for the purpose of reference, is dated as of October 15, 1999, the actual date of execution by Water Company and the Trustee is as shown by their respective acknowledgments hereto annexed, and the actual date of delivery hereof by Water Company and the Trustee is the date of the closing of the sale of the Series AA Bonds by Water Company.

                  Section 7. In any case where the payment of principal of the Series AA Bond or the date fixed for redemption of any Series AA Bond shall be a Saturday or Sunday or a legal holiday or a day on which banking institutions in the City of the principal corporate trust office of the Loan Servicer is located are authorized by law to close, then payment of interest or principal or redemption price need not be made on such date but may be made on the next proceeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue after such date.

                  THE MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT IT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

                  IN WITNESS WHEREOF said MIDDLESEX WATER COMPANY has caused these presents to be signed by its President and its corporate seal to be hereunto affixed, and duly attested by its Secretary; and in testimony of its acceptance of the trusts created, FIRST UNION NATIONAL BANK, as successor to United Counties Trust Company, has caused these presents to be signed by its thereto duly authorized officer or corporate trust officer and its corporate seal to be hereunto affixed and duly attested by its thereto duly authorized officer or corporate trust officer, as of the day and year first above written.

ATTEST:                                      MIDDLESEX WATER COMPANY


_________________________               By:  _____________________________
Marion F. Reynolds                           J. Richard Tompkins
Vice President, Secretary                    Chairman of the Board and
  and Treasurer                              President


ATTEST:                                      FIRST UNION NATIONAL BANK

                                        By:  _____________________________

Thomas J. Brett                              Rick Barnes
Assistant Vice President                     Corporate Trust Officer

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


                  BE IT REMEMBERED, that on this day of , 1999, before me, the subscriber, personally appeared Marion F. Reynolds, who, being by me duly sworn according to law, on her oath deposes and says and makes proof to my satisfaction that she is the Vice President, Secretary and Treasurer of Middlesex Water Company, one of the corporations named in and which executed the foregoing Twenty-Sixth Supplemental Indenture; that she is the attesting witness to said Twenty-Sixth Supplemental Indenture; that she well knows the seal of said corporation and that the seal thereto affixed is the proper common or corporate seal of Middlesex Water Company; that J. Richard Tompkins is Chairman of the Board and President of said corporation; that this deponent saw the said
J. Richard Tompkins as such Chairman of the Board and President sign said Twenty-Sixth Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by resolution of the Board of Directors of the said corporation.


                                                          ----------------------
                                                          Marion F. Reynolds


Sworn and subscribed to before me the day and year aforesaid.



----------------------------

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


             BE IT REMEMBERED, that on this day of , 1999, before me, the subscriber, personally appeared Rick Barnes, who, being by me duly sworn according to law, on his oath deposes and says and makes proof to my satisfaction that he is the Assistant Vice President of First Union National Bank, one of the corporations named in and which executed the foregoing Twenty-Sixth Supplemental Indenture; that he is the attesting witness to said Twenty-Sixth Supplemental Indenture; that he well knows the seal of First Union National Bank and that the seal thereto affixed is the proper common or corporate seal of First Union National Bank; that Thomas J. Brett is the Corporate Trust Officer of said corporation; that this deponent saw the said Thomas J. Brett, as Corporate Trust Officer sign said Twenty-Sixth Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by said corporation.




                                            Rick Barnes
                                            Assistant Vice President


Sworn and subscribed to before me the day and year aforesaid.